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                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 1
                                IDS FUNDS
                      IDS CALIFORNIA TAX-EXEMPT FUND
                              June 16, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------
 1. Election of Board members.

                                            H. Brewster Atwater, Jr.
    Affirmative          29,162,651.369          57.427%           98.277%
    Withhold                511,341.585           1.007%            1.723%

    TOTAL                29,673,992.954          58.434%          100.000%

                                            Arne H. Carlson

    Affirmative          29,145,684.324          57.393%           98.220%
    Withhold                528,308.630           1.041%            1.780%

    TOTAL                29,673,992.954          58.434%          100.000%

                                Lynne V. Cheney

    Affirmative          29,106,047.238          57.315%           98.086%
    Withhold                567,945.716           1.119%            1.914%

    TOTAL                29,673,992.954          58.434%          100.000%

                                William H. Dudley

    Affirmative          29,162,165.180          57.426%           98.275%
    Withhold                511,827.774           1.008%            1.725%

    TOTAL                29,673,992.954          58.434%          100.000%

                                David R. Hubers

    Affirmative          29,170,613.847          57.443%           98.304%
    Withhold                503,379.107            .991%            1.696%

    TOTAL                29,673,992.954          58.434%          100.000%

                                Heinz F. Hutter

    Affirmative          29,162,651.369          57.427%           98.277%
    Withhold                511,341.585           1.007%            1.723%

    TOTAL                29,673,992.954          58.434%          100.000%

                                Anne P. Jones

    Affirmative          29,150,872.843          57.404%           98.237%
    Withhold                523,120.111           1.030%            1.763%
    TOTAL                29,673,992.954          58.434%          100.000%

                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                                IDS FUNDS
                      IDS CALIFORNIA TAX-EXEMPT FUND
                              June 16, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

                                William R. Pearce

    Affirmative          29,146,397.185          57.395%           98.222%
    Withhold                527,595.769           1.039%            1.778%

    TOTAL                29,673,992.954          58.434%          100.000%

                                Alan K. Simpson

    Affirmative          29,132,702.677          57.368%           98.176%
    Withhold                541,290.277           1.066%            1.824%

    TOTAL                29,673,992.954          58.434%          100.000%

                                John R. Thomas

    Affirmative          29,170,613.847          57.443%           98.304%
    Withhold                503,379.107            .991%            1.696%

    TOTAL                29,673,992.954          58.434%          100.000%

                                C. Angus Wurtele

    Affirmative          29,170,613.847          57.443%           98.304%
    Withhold                503,379.107            .991%            1.696%

    TOTAL                29,673,992.954          58.434%          100.000%

 2. Ratify the selection of independent auditors

    Affirmative          28,959,252.403          57.026%           97.591%
    Against                 263,173.039            .519%             .887%
    Abstain                 451,567.512            .889%            1.522%

    TOTAL                29,673,992.954          58.434%          100.000%

 3. Change the Fund name from "IDS" to "AXP"

    Affirmative          26,343,135.809          51.875%           88.775%
    Against               2,610,411.206           5.140%            8.797%
    Abstain                 720,445.939           1.419%            2.428%

    TOTAL                29,673,992.954          58.434%          100.000%




                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 3
                                IDS FUNDS
                      IDS CALIFORNIA TAX-EXEMPT FUND
                              June 16, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

 6. Changes to investment policies

            6.1 Prohibited conflict of interest

    Affirmative          26,623,773.198          52.427%           90.354%
    Against               1,666,417.352           3.282%            5.655%
    Abstain               1,175,994.404           2.316%            3.991%

    TOTAL                29,466,184.954          58.025%          100.000%

    Not Voting              207,808.000




                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 4
                                IDS FUNDS
                      IDS CALIFORNIA TAX-EXEMPT FUND
                              June 16, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL        50,782,241.988

    VOTED SHARES        29,673,992.954

    PERCENT VOTED               58.434%
                                                            C37


SHAREHOLDER RESPONSE SUMMARY REPORT             Page 1
                                IDS FUNDS
                  IDS CALIFORNIA TAX-EXEMPT FUND CLASS B
                              June 16, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

    4. Approve a new shareholder service and distribution plan

    Affirmative           1,850,830.933          47.792%           87.558%
    Against                  74,503.175           1.923%            3.525%
    Abstain                 188,493.560           4.868%            8.917%

    TOTAL                 2,113,827.668          54.583%          100.000%




                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                                IDS FUNDS
                  IDS CALIFORNIA TAX-EXEMPT FUND CLASS B
                              June 16, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL         3,872,703.988

    VOTED SHARES         2,113,827.668

    PERCENT VOTED               54.583%
                                                            C37



SHAREHOLDER RESPONSE SUMMARY REPORT             Page 1
                                IDS FUNDS
               IDS CALIFORNIA TAX-EXEMPT FUND CLASSES A & B
                              June 16, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------

    4. Approve a new shareholder service and distribution plan

    Affirmative          26,099,937.913          51.396%           88.577%
    Against               2,190,970.640           4.315%            7.435%
    Abstain               1,175,034.180           2.313%            3.988%

    TOTAL                29,465,942.733          58.024%          100.000%

    Not Voting              207,808.000




                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                                IDS FUNDS
               IDS CALIFORNIA TAX-EXEMPT FUND CLASSES A & B
                              June 16, 1999

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares             Voted
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL        50,781,999.767

    VOTED SHARES        29,673,750.733

    PERCENT VOTED               58.434%
                                                            C37


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